Exhibit 32

        NANTUCKET ISLAND ASSOCIATES LIMITED PARTNERSHIP AND SUBSIDIARIES

                            FORM 10-QSB JUNE 30, 2005

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Nantucket Island Associates Limited Partnership and Subsidiaries, (the "Partnership"), on Form 10-QSB for the quarterly period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


      Date: August 22, 2005                              /s/ Michael L. Ashner
                                                         -----------------------
                                                         Michael L. Ashner
                                                         Chief Executive Officer


      Date: August 22, 2005                              /s/ Thomas C. Staples
                                                         -----------------------
                                                         Thomas C. Staples
                                                         Chief Financial Officer


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